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                          MFS(R) LIMITED MATURITY FUND

                      Supplement to the Current Prospectus


The description of portfolio manager under the "Management of the Fund - Investment Adviser" section is hereby revised as follows: Beginning January 1, 1998, James J. Calmas is the portfolio manager of the Fund. Mr. Calmas, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since 1988.

                 The date of this Supplement is January 1, 1998.